UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51485

Delaware	72-1060618
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1030 W. Canton Avenue, Ste. 100

Winter Park, FL 32789

(Address of principal executive offices, including zip code)

(407) 333-7440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2016, Ruth’s Hospitality Group, Inc. (the “Company”) filed a certificate of amendment (a “Certificate of Amendment”) to its amended and restated certificate of incorporation in order to eliminate restrictions on removal of directors. The Certificate of Amendment was effective upon its filing with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 26, 2016, the stockholders of the Company (i) elected each of the Company’s seven nominees to serve on the Company’s board of directors until the next annual meeting, (ii) approved the amendment to the Amended and Restated Certificate of Incorporation of the Company to eliminate restrictions on removal of directors and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

The results of the voting were as follows:

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
Michael P. O’Donnell	26,961,864	279,538	3,822,856
Robin P. Selati	19,504,596	7,736,945	3,822,856
Giannella Alvarez	27,184,097	51,643	3,822,856
Carla R. Cooper	19,718,232	7,523,314	3,822,856
Bannus B. Hudson	19,659,476	7,581,556	3,822,856
Robert S. Merritt	27,188,420	53,122	3,822,856
Alan Vituli	27,119,579	121,964	3,822,856

Accordingly, each of the seven nominees received a majority of votes cast and therefore was elected to serve as a director.

	Votes For	Votes Against	Abstentions
Amendment to the Amended and Restated Certificate of Incorporation to Eliminate Restrictions on Removal of Directors	30,795,139	147,225	127,579

Accordingly, greater than 66 2/3% of votes were cast in favor of the proposal and the amendment to the Amended and Restated Certificate of Incorporation of the Company to eliminate restrictions on removal of directors was approved.

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	30,713,571	349,380	6,992

Accordingly, a majority of votes were cast in favor of the proposal and the appointment of KPMG LLP as the Company’s independent registered public accounting firm was ratified.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: May 27, 2016	By:	/s/ Alice G. Givens
Alice G. Givens
Vice President – General Counsel, Chief Compliance Officer and Secretary

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